Exhibit 99.2

ESSEX

PROPERTY TRUST, INC.

First Quarter 2014

Earnings Release & Supplemental Financial Information

The Huxley

West Hollywood, CA

187 Units

Began Lease-Up in Q1 2014

Investor Relations Contact:
Barb Pak
Director of Investor Relations
(650) 494-3700

Essex Property Trust, Inc.
925 East Meadow Drive
Palo Alto, CA 94303
(650) 494-3700

Q1 2014 Supplemental

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
(Dollars in thousands, except share and per share amounts)	March 31,
	2014	2013

Revenues:
Rental and other property	$159,017	$145,057
Management and other fees	2,628	2,948
	161,645	148,005

Expenses:
Property operating	51,973	46,326
Depreciation	50,312	46,787
General and administrative	7,075	6,239
Merger expenses	16,059	-
Cost of management and other fees	1,477	1,701
Acquisition and disposition costs	975	387
	127,871	101,440
Earnings from operations	33,774	46,565

Interest expense before amortization	(26,055)	(25,211)
Amortization expense	(2,986)	(2,930)
Interest and other income	2,879	5,023
Equity income from co-investments	10,526	4,211
Gain on sale of real estate and land	8,268	1,503
Income before discontinued operations	26,406	29,161
Income from discontinued operations	-	542
Net income	26,406	29,703
Net income attributable to noncontrolling interest	(3,126)	(3,132)
Net income attributable to controlling interest	23,280	26,571
Dividends to preferred stockholders	(1,368)	(1,368)
Net income available to common stockholders	$21,912	$25,203

Net income per share - basic	$0.58	$0.68

Shares used in income per share - basic	37,685,073	37,003,925

Net income per share - diluted	$0.58	$0.68

Shares used in income per share - diluted	37,931,454	37,092,062

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
Selected Line Item Detail	March 31,
(Dollars in thousands)	2014	2013

Rental and other property
Rental	$147,994	$135,512
Other property	11,023	9,545
Rental and other property	$159,017	$145,057

Management and other fees
Management	$1,656	$2,007
Development and redevelopment	972	941
Management and other fees	$2,628	$2,948

Property operating expenses
Real estate taxes	$15,339	$14,073
Administrative and insurance	13,056	10,484
Maintenance and repairs	10,221	9,350
Utilities	9,469	8,942
Property management	3,888	3,477
Property operating expenses	$51,973	$46,326

Interest and other income
Marketable securities and other interest income	$2,411	$1,625
Notes receivable	41	787
Gain from sale of marketable securities and note prepayment	427	2,611
Interest and other income	$2,879	$5,023

Equity income from co-investments
Equity loss from co-investments	$(18)	$(41)
Income from preferred equity investments	3,485	3,829
Gain on sale of co-investment	3,211	-
Co-investment promote income	3,848	-
Income from early redemption of preferred equity investments	-	423
Equity income from co-investments	$10,526	$4,211

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$1,417	$1,501
DownREIT limited partners' distributions	1,144	1,175
Third-party ownership interest	565	456
Noncontrolling interest	$3,126	$3,132

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended
(Dollars in thousands, except share and per share amounts)	March 31,
	2014	2013	% Change

Funds from operations
Net income available to common stockholders	$21,912	$25,203
Adjustments:
Depreciation	50,312	47,144
Gains not included in FFO, net of internal disposition costs	(10,292)	-
Depreciation add back from unconsolidated co-investments, and add back convertible preferred dividend - Series G	4,760	3,842
Noncontrolling interest related to Operating Partnership units	1,417	1,501
Depreciation attributable to noncontrolling interest	(329)	(327)
Funds from operations	$67,780	$77,363
FFO per share-diluted	$1.68	$1.97	-14.6%

Components of the change in FFO
Non-core items:
Acquisition costs	188	387
Gain on sale of marketable securities and note prepayment	(427)	(2,611)
Gain on sale of land	(400)	(1,503)
Earthquake related and other	1,571	-
Loss on early retirement of debt add back from unconsolidated co-investments	197	-
Merger expenses	16,059	-
Co-investment promote income	(3,848)	-
Income from early redemption of preferred equity investments	-	(423)
Core funds from operations	81,120	73,213
Core FFO per share-diluted	$2.02	$1.87	8.0%

Changes in core items:
Same-property NOI	$7,770
Non-same property NOI	2,114
Management and other fees, net	(96)
Equity income from co-investments	794
Interest and other income	40
Interest and amortization expense	(900)
General and administrative	(836)
Discontinued operations	(899)
Other items, net	(80)
	$7,907

Weighted average number of shares outstanding diluted (1)	40,238,064	39,205,611

(1)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	March 31, 2014		December 31, 2013

Real Estate:
Land and land improvements	$1,354,748		$1,083,552
Buildings and improvements	5,286,033		4,360,205
	6,640,781		5,443,757
Less: accumulated depreciation	(1,300,793)		(1,254,886)
	5,339,988		4,188,871
Real estate under development	308,266		50,430
Co-investments	716,443		677,133
	6,364,697		4,916,434
Cash and cash equivalents	48,671		53,766
Marketable securities	100,348		90,084
Notes and other receivables	36,105		68,255
Other assets	83,221		58,300
Total assets	$6,633,042		$5,186,839

Mortgage notes payable	$1,408,232		$1,404,080
Unsecured debt	1,410,162		1,410,023
Lines of credit	135,903		219,421
Other liabilities	114,883		148,046
Derivative liabilities	2,109		2,682
Total liabilities	3,071,289		3,184,252

Cumulative convertible preferred stock, carrying value	4,349		4,349

Equity:
Common stock	4		4
Cumulative redeemable preferred stock, liquidation value	73,750		73,750
Additional paid-in-capital	2,505,003		2,345,763
Distributions in excess of accumulated earnings	(498,368)		(474,426)
Accumulated other comprehensive loss	(56,395)		(60,472)
Total stockholders' equity	2,023,994		1,884,619
Noncontrolling interest	1,533,410	(1)	113,619
Total equity	3,557,404		1,998,238
Total liabilities and equity	$6,633,042		$5,186,839

(1) Includes $1.4 billion related to the issuance of Operating Partnership Units issued to BRE Properties on March 31, 2014 for the contribution of 14 properties to the Operating Partnership. On April 1, 2014, the units were retired in the merger with BRE.

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - March 31, 2014
(Dollars in thousands)

					Scheduled principal payments (excludes lines of credit)

	Percentage		Weighted Average						Weighted	Percentage
	of Total	Balance	Interest	Maturity		Balance Outstanding			Average Interest	of Total
	Debt	Outstanding	Rate	In Years		Secured	Unsecured	Total	Rate	Debt
Mortgage Notes Payable
Fixed rate - secured	42%	$1,230,625	6.0%	4.9	2014	$-	$-	$-	-	-
Variable rate - secured (1)	6%	177,607	1.5%	18.8	2015	67,070	-	67,070	5.2%	2.4%
Total mortgage notes payable	48%	1,408,232	5.4%	6.7	2016	12,319	350,000	362,319	3.3%	12.9%
					2017	182,049	190,000	372,049	4.3%	13.2%
Unsecured Debt					2018	269,939	-	269,939	5.8%	9.6%
Bonds private - fixed rate	16%	465,000	4.5%	5.0	2019	264,984	75,000	339,984	5.4%	12.0%
Bonds public - fixed rate	20%	595,162	3.5%	8.7	2020	396,721	-	396,721	6.4%	14.1%
Term loan (2)	12%	350,000	2.4%	2.9	2021	47,543	200,000	247,543	5.0%	8.8%
	48%	1,410,162	3.6%	6.1	2022	-	297,387	297,387	3.7%	10.5%
Unsecured Lines of Credit					2023	-	297,775	297,775	3.4%	10.6%
Line of credit (3)	4%	124,000	1.6%		2024	-	-	-	-	-
Line of credit (4)	-	11,903	1.6%		Thereafter	167,607	-	167,607	1.5%	5.9%
Total lines of credit	4%	135,903	1.6%
					Total	$1,408,232	$1,410,162	$2,818,394	4.5%	100.0%
Total debt	100%	$2,954,297	4.4%

Capitalized interest for the three months ended March 31, 2014 was approximately $3.4 million.

(1)	Variable rate debt of $167.6 million is tax exempt to the note holders and $156.9 million is subject to interest rate protection agreements.
(2)
The unsecured term loan has a variable interest rate of LIBOR plus 1.05%.  The Company has entered into interest rate swap contracts with a notional amount totaling $300 million, which effectively converts the interest rate on $300 million of the term loan to a fixed rate of 2.4%.

(3)
The unsecured line of credit facility is $1 billion and the line matures in December 2017 with one 18-month extension, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.95%.

(4)
The unsecured line of credit facility is $25 million and matures in January 2016.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.95%.

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - March 31, 2014
(Dollars and shares in thousands, except per share amounts)

Capitalization Data		Public Bond Covenants (1)	Actual		Requirement
Total debt	$2,954,297
		Debt to Total Assets:	46%		< 65%
Common stock and potentially dilutive securities
Common stock outstanding	38,392
Limited partnership units (1)(2)	2,176
Options-treasury method	348	Secured Debt to Total Assets:	22%		< 40%
Total shares of common stock and potentially dilutive securities	40,916

Common stock price per share as of March 31, 2014	$170.05
		Interest Coverage:	347%		> 150%
Market value of common stock and potentially dilutive securities	$6,957,766

Preferred stock	$73,079	Unsecured Debt Ratio (2) :	243%		> 150%

Total equity capitalization	$7,030,845
		Selected Credit Ratios (1)	Actual
Total market capitalization	$9,985,142
Ratio of debt to total market capitalization	29.6%	Indebtedness Divided by Adjusted EBITDA (3):	6.8	x

		Unencumbered NOI to Total NOI:	60%

(1)   Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

(2)   Excludes 8.6 million of Operating Partnership Units issued to BRE Properties on March 31, 2014 for the contribution of 14 properties to the Operating Partnership. On April 1, 2014, the units were retired as part of the merger with BRE.

(1) Excludes 14 properties, or approximately $1.4 billion, contributed to the Operating Partnership at March 31, 2014 by BRE in exchange for OP units.  On April 1, 2014, the units were retired by Essex.

(2) Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.

(3) Adjusted EBITDA is annualized current quarter NOI adjusted for non-recurring items and proforma NOI for current quarter acquisitions.

Credit Ratings
Rating Agency	Rating	Outlook
Fitch	BBB+	Stable
Moody's	Baa2	Stable
Standard & Poors	BBB	Stable

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarters ended March 31, 2014 and 2013
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2014	2013	% Change	2014	2013	% Change	2014	2013	% Change	2014	2013	2014	2013	% Change

Revenues:
Same-property revenue	$65,475	$62,431	4.9%	$53,054	$48,461	9.5%	$27,896	$25,751	8.3%	$-	$-	$146,425	$136,643	7.2%
Non-same property revenue (2)	4,212	2,309		3,890	2,309		745	-		3,745	3,796	12,592	8,414
Total Revenues	$69,687	$64,740		$56,944	$50,770		$28,641	$25,751		$3,745	$3,796	$159,017	$145,057

Property operating expenses:
Same-property operating expenses
Real estate taxes	$5,721	$5,511		$4,989	$4,818		$2,909	$2,598		$-	$-	$13,619	$12,927	5.4%
Administrative and insurance	5,756	5,596		2,984	2,958		1,871	1,834		-	-	10,611	10,388	2.1%
Maintenance and repairs	4,326	4,111		3,139	2,995		1,803	1,638		-	-	9,268	8,744	6.0%
Utilities	3,630	3,351		2,978	2,851		2,019	1,980		-	-	8,627	8,182	5.4%
Management fees	1,421	1,394		1,024	967		750	706		-	-	3,195	3,067	4.2%
Total same-property operating expenses	20,854	19,963	4.5%	15,114	14,589	3.6%	9,352	8,756	6.8%	-	-	45,320	43,308	4.6%
Non-same property operating expenses (2)(7)	1,767	1,069		1,477	898		244	-		3,165	1,051	6,653	3,018
Total property operating expenses	$22,621	$21,032		$16,591	$15,487		$9,596	$8,756		$3,165	$1,051	$51,973	$46,326

Net operating income (NOI):
Same-property NOI	$44,621	$42,468	5.1%	$37,940	$33,872	12.0%	$18,544	$16,995	9.1%	$-	$-	$101,105	$93,335	8.3%
Non-same property NOI (2)
Redevelopment communities	1,454	1,240		-	-		-	-		-	-	1,454	1,240
Development communities - 2014 (3)	(13)	-		-	-		-	-		-	-	(13)	-
Acquired communities - 2013 (4)	1,004	-		2,413	1,411		501	-		-	-	3,918	1,411
Other real estate assets (1)	-	-		-	-		-	-		580	2,745	580	2,745
Total non-same property NOI (6)	2,445	1,240		2,413	1,411		501	-		580	2,745	5,939	5,396
Total NOI	$47,066	$43,708		$40,353	$35,283		$19,045	$16,995		$580	$2,745	$107,044	$98,731

Same-property operating margin	68%	68%		72%	70%		66%	66%				69%	68%

Annualized same-property turnover percentage	45%	45%		45%	46%		39%	37%				44%	43%

Average same-property concessions per turn (5)	$117	$148		$173	$178		$126	$133				$137	$155

Reconciliation of apartment units at end of period

Same-property apartment units	12,914			8,840			6,537					28,291

Consolidated apartment units	13,870	13,656		9,430	9,431		6,703	6,720				30,003	29,807
Joint venture	1,870	1,788		1,592	1,236		1,157	1,512				4,619	4,536
Under development	571	492		1,780	1,728		-	-				2,351	2,220
Total apartment units at end of period	16,311	15,936		12,802	12,395		7,860	8,232				36,973	36,563

Percentage of total	44%	44%		35%	34%		21%	22%				100%	100%

Average same-property financial occupancy	96.4%	96.5%		96.5%	96.5%		96.5%	96.6%				96.5%	96.5%

(1)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, and properties sold during 2014. Their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2013 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	In March 2014, the Company purchased The Avery, a development community that is in lease up.
(4)	Acquired communities during 2013 includes Annaliese, Fox Plaza, Slater 116, Vox, and Domain.
(5)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

(6)	Non-same property NOI excludes operating results related to 14 BRE properties contributed to the Operating Partnership on March 31, 2014.
(7)	Other real estate asset expenses for the quarter ended March 31, 2014, includes $1.6 million related to earthquake and flood damage at two communities.

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended March 31, 2014, March 31, 2013 and December 31, 2013
(Dollars in thousands, except average property rental rates)

					Three months ended		Three months ended
		Average Property Rental Rates			March 31, 2014		March 31, 2013
Region	Units	QTD 2014	QTD 2013	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue December 31, 2013	Sequential % Change

Southern California
Los Angeles County	4,439	$1,865	$1,783	4.6%	$25,237	96.5%	$24,106	96.7%	4.7%	$25,019	0.9%
Ventura County	2,898	1,442	1,384	4.2%	13,016	96.9%	12,446	96.9%	4.6%	12,815	1.6%
Orange County	2,887	1,889	1,795	5.2%	16,467	95.8%	15,644	96.4%	5.3%	16,290	1.1%
San Diego County	2,067	1,273	1,222	4.2%	8,186	96.2%	7,828	96.2%	4.6%	8,092	1.2%
Santa Barbara County	347	1,750	1,670	4.8%	1,892	99.6%	1,779	97.6%	6.4%	1,892	0.0%
Riverside County	276	791	798	-0.9%	677	95.7%	628	89.5%	7.8%	668	1.3%
Total same-property	12,914	1,655	1,582	4.6%	65,475	96.4%	62,431	96.5%	4.9%	64,776	1.1%
Los Angeles County	577	1,727			2,385		2,309
San Diego County	379	1,895			1,827		-
Non-same property	956	1,794			4,212		2,309

Northern California
Santa Clara County	4,279	2,075	1,907	8.8%	26,992	96.6%	24,710	96.6%	9.2%	26,479	1.9%
Contra Costa County	1,720	1,772	1,647	7.6%	9,305	96.3%	8,619	96.4%	8.0%	9,094	2.3%
Alameda County	1,542	1,757	1,582	11.1%	8,504	97.3%	7,644	97.1%	11.3%	8,278	2.7%
San Mateo County	768	2,146	1,960	9.5%	5,106	96.7%	4,655	97.2%	9.7%	5,004	2.0%
San Francisco MSA	301	2,235	1,995	12.0%	1,968	93.4%	1,741	92.1%	13.0%	1,996	-1.4%
Other	230	1,683	1,572	7.1%	1,179	96.3%	1,092	95.8%	8.0%	1,163	1.4%
Total same-property	8,840	1,962	1,799	9.1%	53,054	96.5%	48,461	96.5%	9.5%	52,014	2.0%
San Francisco MSA	590	2,271			3,890		2,309
Non-same property	590	2,271			3,890		2,309

Seattle Metro
King County	6,072	1,369	1,273	7.5%	26,409	96.5%	24,402	96.6%	8.2%	26,115	1.1%
Snohomish County	465	990	919	7.7%	1,487	97.6%	1,349	96.8%	10.2%	1,435	3.6%
Total same-property	6,537	1,342	1,247	7.7%	27,896	96.5%	25,751	96.6%	8.3%	27,550	1.3%
King County	166	1,622			745		-
Non-same property	166	1,622			745		-

Other real estate assets					3,745		3,796

Total same-property revenue	28,291	$1,678	$1,572	6.8%	$146,425	96.5%	$136,643	96.5%	7.2%	$144,340	1.4%

Total non-same property revenue	1,712	$1,941			$12,592		$8,414

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - March 31, 2014
(Dollars in millions, except per unit amounts in thousands)

		Ownership %	Estimated Units	Estimated Retail sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Essex Share of Estimated Total Cost		Apartment Cost per Unit	Construction Start	Initial Occupancy	Stabilized Operations
Development Projects - Consolidated
Project Name	Location
Emme	Emeryville, CA	100%	190	-	$40	$22	$62	$62		$326	Q3 2012	Q3 2014	Q1 2015
Avery (1)	Valley Village, CA	100%	121	-	37	1	38	38		314	Q3 2012	Q1 2014	Q2 2014
Total Development Projects - Consolidated			311	-	77	23	100	100		322

Other Development Projects - Consolidated
Project Name	Location
City Centre	Moorpark, CA	100%	200	-	12	-	12	12
Other Projects	various	100%	-	-	3	-	3	3
Real Estate under Development transferred from BRE on 3/31/14 (2)		100%	-	-	252	253	505	505
Total Other Development Projects - Consolidated			200	-	267	253	520	520
Total Development Pipeline - Consolidated			511	-	344	276	620	620

Development Projects - Joint Venture
Project Name	Location
Epic - Phase II	San Jose, CA	55%	289	-	88	9	97	54		336	Q1 2012	Q4 2013	Q2 2014
Epic - Phase III	San Jose, CA	55%	200	-	36	60	96	53		480	Q3 2013	Q3 2015	Q1 2016
The Huxley	West Hollywood, CA	50%	187	18,200	75	-	75	38	(3)	339	Q4 2011	Q1 2014	Q3 2014
The Dylan	West Hollywood, CA	50%	184	12,750	70	5	75	38	(3)	363	Q4 2011	Q2 2014	Q4 2014
Mosso I	San Francisco, CA	55%	181	5,030	78	22	100	55	(3)	538	Q2 2012	Q2 2014	Q1 2015
Mosso II	San Francisco, CA	55%	282	4,270	128	22	150	82	(3)	525	Q2 2012	Q3 2014	Q2 2015
Park 20	San Mateo, CA	55%	197	-	53	23	76	42		386	Q3 2012	Q3 2014	Q1 2015
One South Market	San Jose, CA	55%	312	6,000	41	104	145	80	(3)	458	Q2 2013	Q3 2015	Q2 2016
The Village	Walnut Creek, CA	50%	49	35,000	40	41	81	41	(3)	769	Q3 2013	Q3 2015	Q1 2016
Total Development Projects - Joint Venture			1,881	81,250	609	286	895	483		$439

Grand Total - Development Pipeline			2,392	81,250	$953	$562	$1,515	1,103
Essex Cost Incurred to Date								(670)
Essex Remaining Commitment								$433

(1)	The Company purchased this property in March 2014 after it obtained a certificate of occupancy.
(2)	The real estate under development was transferred on March 31, 2014 as part of the Operating Partnership unit trade that occurred one day prior to the close of the merger with BRE.
(3)	Excludes the estimated allocation to retail square feet.

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline and Capital Expenditures - March 31, 2014
(Dollars in thousands, except per unit amounts)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Project	For the three months ended
Region/Project Name	Units	To Date	Cost	Cost	Start	2014	2013

Same-property - Redevelopment Projects (1) (2)
Southern California
The Hamptons, Glendale, CA	215	$73	$19,408	$19,481	Q1 2014
The Monterras, Pasadena, CA	292	691	25,692	26,383	Q1 2014
Total Same-Property - Redevelopment Projects	507	$764	$45,100	$45,864		$1,792	$1,794

Same-Property Redevelopment Vacancy Loss						$441	$431

Non-same property - Redevelopment Projects
Southern California
Bunker Hill Towers, Los Angeles	456	4,189	71,955	76,144	Q3 2013
Total Non-Same Property - Redevelopment Projects	456	$4,189	$71,955	$76,144		$1,454	$1,240

(1)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property operations.
(2)
The Company incurred $0.4 million of vacancy loss for the same-property portfolio, and $0.6 million  of vacancy loss for the total portfolio during the three months ended March 31, 2014. The Company completed the redevelopment of interiors totaling 240 units for the same-property portfolio and 285 units for the total portfolio, during the three months ended March 31, 2014.

Non-revenue Generating Capital Expenditures	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012

Non-revenue generating capital expenditures	$4,416	$5,153	$9,536	$8,330	$4,019	$14,715	$8,736
Average apartment units in quarter	29,886	29,833	29,646	29,338	28,900	28,269	27,815
Capital expenditures per apartment unit in the quarter	$148	$173	$322	$284	$139	$521	$314
Capital expenditures per apartment unit-trailing four quarters	$918	$906	$1,235	$1,220	$1,153	$1,079	$1,004

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - March 31, 2014	Essex		Total		Essex	Weighted	Remaining	For the Quarter
(Dollars in thousands)	Ownership		Undepreciated	Debt	Book	Average	Term of	Ended March 31,
	Percentage	Units	Book Value	Amount	Value	Borrowing Rate	Debt/(in Years)	2014	2013

Operating Non-consolidated Joint Ventures								Net Operating Income

Essex Apartment Value Fund II, L.P. (Fund II) (1)	28.2%	96	$14,421	$6,297	$7,235	5.6%	0.4	$305	$4,416
Wesco I, LLC (2)	50.0%	2,713	672,617	368,832	136,495	4.0%	9.2	8,939	8,229
Wesco III, LLC (2)	50.0%	657	165,008	87,712	38,928	2.7%	6.0	1,956	629
Expo	50.0%	275	64,690	45,000	11,877	3.6%	6.4	1,157	385
Total Operating Non-consolidated Joint Ventures		3,741	$916,736	$507,841	194,535	3.8%	8.3	$12,357	$13,659

								Essex Portion of NOI and Expenses
Essex portion of NOI								$6,112	$5,867
Essex portion of depreciation								(4,706)	(3,788)
Essex portion of interest expense and other								(2,443)	(2,120)
Essex portion of gain and promote income (Fund II)								7,059	-
Essex portion of net income (loss) from operating co-investments								$6,022	$(41)

Development Joint Ventures (3) (4)	50/55%	2,470	$784,989	$109,100	378,200	1.5%	32.7	$1,019	$-

						Weighted Average Preferred Return	Weighted Average Expected Term	Income from Preferred Equity Investments
								Equity Investments
Preferred Equity Investments					143,708	10.0%	3.8	$3,485	$4,252

Total Co-investments					$716,443			$10,526	$4,211

(1)
The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.  As of Q1 2014, 13 of the 14 properties in Fund II were sold.  The remaining property is expected to be sold in 2014.

(2)	The Company has a 50% interest in Wesco I and III and the Company may earn promote income if the co-investment exceeds certain financial benchmarks.
(3)
The Company has interests in nine development co-investments, which are detailed on S-9.  NOI generated from the lease-up of Epic Phase 1 and 2 and Connolly Station are included in Development Joint Ventures.

(4)	The Huxley and The Dylan have a combined $109.1 million of long-term tax-exempt bond debt that are subject to total return swaps that mature in 2016.

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - March 31, 2014
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

					Operations for the year ended
	Balance as of March 31, 2014				March 31, 2014
	Investment in	Related	Noncontrolling	DownREIT		Operating
	Real Estate	Debt	Interest	Units Outstanding (1)	Revenue	Expenses	NOI

Noncontrolling Interest - DownREIT:
Barkley Apartments	$8,225	$16,466	$1,696	74,248	$683	$233	$450
Avery (2)	36,509	10,000	2,568	58,884	-	-	-
Brookside Oaks	31,478	19,565	2,239	80,903	1,037	195	842
Capri at Sunny Hills	15,594	-	2,945	158,665	654	177	477
Hidden Valley (3)	36,635	30,033	6,089	62,647	1,428	433	995
Highridge Apartments	29,835	44,807	2,826	270,158	1,739	397	1,342
Montejo Apartments	7,774	13,000	1,216	29,319	488	125	363
The Elliot at Mukilteo	15,396	10,750	1,212	100,713	932	327	605
Magnolia Square	30,697	18,044	6,356	57,231	1,016	258	758
Fairhaven Apartments	12,475	16,871	2,951	67,728	686	183	503
Valley Park Apartments	13,142	22,071	53	3,831	780	295	485
Villa Angelina Apartments	19,111	26,907	1,593	43,552	1,070	272	798

	$256,871	$228,514	31,744	1,007,879	$10,513	$2,895	$7,618

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (4)	$107,180		21,269		$4,599	$1,447	$3,152
Operating Partnership Units and Other			60,581
Units from BRE Asset Contribution (5)			1,419,816
Total Noncontrolling Interest			$1,533,410

(1)	Generally, DownREIT units are redeemed for cash at a value equal to Essex's common stock.
(2)
Avery was acquired on March 28, 2014 as the replacement property for Brentwood which completed a 1031 exchange transaction. Attributable to the 1031 exchange, the partnership underlying the noncontrolling interest remains in place. The Avery is in lease-up and therefore had no NOI during the period.

(3)	The DownREIT has a 75% interest in this community and a joint venture partner has a 25% interest.
(4)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(5)
Includes 8.6 million of Operating Partnership Units issued to BRE Properties on March 31, 2014 for the contribution of 14 properties to the Operating Partnership. On April 1, 2014, the units were retired as part of the merger with BRE.

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Assumptions for 2014 FFO Guidance Range
Q1 2014 Earnings Results Supplement
Includes the Impact from BRE Properties as of April 1, 2014
($'s in thousands, except share and per share data)
		Changes to Guidance Including BRE Merger		2014 Revised Guidance Range for ESS
	ESS
	Standalone	Low	High	Low	High
	2014 Midpoint	End	End	End	End	Changes from Original 2014 Guidance
Net Operating Income ("NOI")
Total NOI from consolidated communities	$442,000	187,700	191,700	626,700	636,700	Includes NOI from the BRE properties, including the negative impact from Ave 64 redevelopment, the acquisition of Piedmont in May 2014, and Q1 '14 operating results for ESS

Accretion from external growth, net of dispositions	500	-	-	500	500

Management Fees	10,650	2,000	2,200	12,100	13,400	Reflects mgmt. fees from the three co-investments formed in the BRE merger

Interest Expense
Interest and amortization expense, before capitalized interest	(132,800)	(53,700)	(52,300)	(189,200)	(186,600)	Updated for assumed debt from BRE at the effective interest rate on April 1 and $400M unsecured note offering in April
Projected interest capitalized	12,700	9,300	10,300	19,900	22,100	Reflects capitalized interest on developments acquired from BRE, including the impact from MB360
Net interest expense	(120,100)	(44,400)	(42,000)	(169,300)	(164,500)

Recurring Income and Expenses
Interest and other income	9,800	-	-	9,400	10,200
FFO from co-investments	36,700	13,400	14,800	49,600	52,000	Reflects the three co-investments formed as part of the BRE merger
General and administrative expense	(25,500)	(7,400)	(8,400)	(32,400)	(34,400)	Includes incremental G&A related to the merger
Cost of management and other fees	(6,800)	(700)	(700)	(7,500)	(7,500)
Preferred dividends and non-controlling interest	(14,000)	-	-	(14,000)	(14,000)
	200	5,300	5,700	5,100	6,300

Non-Core Income and Expenses
Promote income from co-investment	4,000	-	-	4,000	7,000
Gains on sales of marketable securities, land, note prepayment	-	-	-	827	827
Earthquake related and other	-	-	-	(1,571)	(1,571)
Loss on early retirement of debt	-	-	-	(197)	(197)
Merger expenses	-	(72,000)	(68,000)	(73,000)	(67,000)	Excludes BRE merger cost of $35 million
Acquisition costs	(1,300)	-	-	(1,100)	(1,600)
	2,700	(72,000)	(68,000)	(71,041)	(62,541)

Funds from Operations	$335,950	78,600	89,600	404,059	429,859

Funds from Operations per diluted Share	$8.32			6.93	7.37

% Change - Funds from Operations	9.6%			-8.7%	-2.9%

Funds from Operations excluding non-core items	$333,250			475,100	492,400

Core Funds from Operations per diluted Share	$8.25			8.15	8.45

% Change - Core Funds from Operations	8.5%			7.2%	11.1%

Weighted average shares outstanding	40,400	23,100	23,100	58,300	58,300	Includes the 23.1M shares issued in the BRE merger and equity issued through April 2014

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Apartment Community Acquisitions and Dispositions Activity
Quarter ended March 31, 2014 and Q2 2014 to date
(Dollars in thousands)

Acquisitions			Essex
			Ownership			Purchase	Price per	Average
Property Name	Location	Units	Percentage	Ownership	Date	Price	Unit	Rent

The Avery	Los Angeles, CA	121	100%	EPLP	Mar-14	35,000	289	2,386
	Q1 2014 Total	121				$35,000	$289

Piedmont	Bellevue, WA	396	100%	EPLP	May-14	76,750	194	1,386
	Q2 2014 to date	396				$76,750	$194

Dispositions			Essex
			Ownership			Sales	Price per
		Units	Percentage	Ownership	Date	Price	Unit

Vista Capri		106	100.0%	EPLP	Jan-14	14,350	135
Davey Glen		69	28.2%	Fund II	Mar-14	23,750	344
	Q1 2014 Total	175				$38,100	$218

BRE Properties Contributed to Joint Ventures as of April 1, 2014				Essex
	Location		Units	Ownership Percentage	Ownership	MSA	Purchase Price

Regency at Palm Court	Los Angeles, CA		116	50.0%	Wesco III	Los Angeles
The Summit	Chino Hills, CA		125	50.0%	Wesco III	Los Angeles
Windsor Court	Los Angeles, CA		95	50.0%	Wesco III	Los Angeles
		Wesco III Total	336
Bridgeport Coast	Santa Clarita, CA		188	50.0%	Wesco IV	Los Angeles
City Centre	Hayward, CA		192	50.0%	Wesco IV	San Francisco
Fairways at Westridge	Valencia, CA		234	50.0%	Wesco IV	Los Angeles
Verandas	Union City, CA		282	50.0%	Wesco IV	San Francisco
Vistas of West Hills	Valencia, CA		220	50.0%	Wesco IV	Los Angeles
		Wesco IV Total	1,116
Ballinger Commons	Seattle, WA		485	50.0%	AEW	Seattle
Bothell Ridge	Bothell, WA		214	50.0%	AEW	Seattle
Canyon Creek	Northridge, CA		200	50.0%	AEW	Los Angeles
City Walk	Seattle, WA		102	50.0%	AEW	Seattle
Enclave at Town Square	Chino Hills, CA		124	50.0%	AEW	Los Angeles
Esplanade	San Diego, CA		616	50.0%	AEW	San Diego
Parkside Court	Santa Ana, CA		210	50.0%	AEW	Orange County
The Havens	Fountain Valley, CA		440	50.0%	AEW	Orange County
The Heights	Chino Hills, CA		332	50.0%	AEW	Los Angeles
		AEW Total	2,723
		Total Joint Ventures	4,175				$888,000

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

2014 MSA Level Forecasts: Supply, Jobs and Apartment Market Conditions

	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est. New Jobs Dec- Dec	% Growth	Estimated Rent Growth

Los Angeles	9,000	3,300	12,300	0.6%	0.4%	75,500	1.9%	5.3%
Ventura	650	1,200	1,850	1.0%	0.7%	4,800	1.7%	4.3%
Orange	3,250	3,500	6,750	0.8%	0.6%	28,700	2.0%	4.6%
San Diego	2,500	2,500	5,000	0.6%	0.4%	23,400	1.8%	3.7%
So. Cal.	15,400	10,500	25,900	0.7%	0.5%	132,400	1.9%	4.7%

San Jose	4,300	1,800	6,100	1.7%	0.9%	26,500	2.8%	7.9%
San Francisco	4,500	525	5,025	1.2%	0.7%	26,200	2.5%	6.4%
Oakland	2,000	2,900	4,900	0.6%	0.5%	20,300	2.0%	5.4%
No. Cal.	10,800	5,225	16,025	1.3%	0.7%	73,000	2.5%	6.8%

Seattle	8,500	6,500	15,000	1.9%	1.3%	39,000	2.6%	5.4%

Weighted Average (4)	34,700	22,225	56,925	1.1%	0.7%	244,400	2.2%	5.6%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2014 G.D.P. Growth:  2.8% , 2014 Job Growth: 1.8%

(1) New Residential Supply:  MF (multifamily) reflects the Company's internal estimate of actual multifamily deliveries; SF (single family) is based on 12 month single family trailing permits reported by the US Census Bureau.

(2) Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected through Dec 2014 over estimated Dec 2013, expressed as total new jobs and growth rates.

(3) Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for Q4 2014 vs Q4 2013 (excludes submarkets not targeted by Essex).

(4) Weighted Average: markets weighted by economic rent in the Company's portfolio.

See Company's 10-K for additional disclosures